Exhibit 99.1

 ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY
      SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY
            THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                               January 31, 2002

--------------------------------------------------------------------------------
                 Final Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

             $100,774,416 (approximate) of Senior Certificates
                  ABN AMRO Mortgage Corporation, Depositor
       Multi-Class Mortgage Pass-Through Certificates, Series 2002-1

--------------------------------------------------------------------------------
                        Features of the Transaction
--------------------------------------------------------------------------------
o Offering consists of approximately $100,774,416 of senior securities with a certificate interest rate of 6.0% expected to be rated AAA by S&P and Fitch.
o The expected amount of credit support for the senior certificates is 1.32% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of conventional fixed rate 15 year mortgage loans secured by first liens on one to four family residential properties.
o Not less than 98% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.
o The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------
                   Final Mortgage Pool Data (approximate)
--------------------------------------------------------------------------------
Total Outstanding Principal Balance:              $102,102,589.98
Number of Mortgage Loans:                                     219
Average Original Principal Balance of the                $468,011
Mortgage Loans:
Weighted Average Annual Mortgage Interest Rate:            6.334%
Expected Servicing Fees for the Mortgage Loans
(including Master Servicing Fee):                          25 bps
Weighted Average Maturity:                                    180
Weighted Average Seasoning:                                     0
Weighted Average Original Loan-To-Value Ratio:                61%
Primary Residence:                                          92.6%
FICO                                                          742
Cash-Out Refinance %:                                         19%

Originated Under the Full Documentation Program:             100%


Geographic Distribution:               Type of dwellings:

California            37.53%           Single-Family     92.5%
                     (50%max)          and Detached

--------------------------------------------------------------------------------

                                 Key Terms
--------------------------------------------------------------------------------
Issuer:                         ABN AMRO Mortgage Corporation
                                Series 2002-1
Underwriter:                    Goldman, Sachs & Co.
Seller/Servicer:                ABN AMRO Mortgage Group, Inc.
Trustee:                        JPMorgan Chase Bank
Type of Issuance:               Public
Servicer Advancing:             Yes, subject to recoverability
Compensating Interest:          Yes, to the extent of Master
                                Servicing, but in no case more than 1/12th
                                of 0.125% of the Pool Scheduled Principal
                                Balance for such Distribution Date
Legal Investment:               The senior certificates are SMMEA
                                eligible at settlement
Interest Accrual:               Prior calendar month
Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans
ERISA Eligible:                 Underwriter's exemption may apply to
                                senior certificates, however
                                prospective purchasers should consult
                                their own counsel
Tax Treatment:                  Double REMIC; senior certificates are
                                regular interests
Structure:                      Senior/Subordinate; shifting interest
                                with a five year prepayment lockout
                                to junior certificates
Expected Subordination:         1.32%
Expected Rating Agencies        Fitch, Inc. ("Fitch"), Standard &
(Two of the Three):             Poor's ("S&P") or Moody's ("Moody's").
Minimum Denomination:           Senior certificates - $25,000
Delivery:                       Senior certificates - DTC

--------------------------------------------------------------------------------

                           Time Table
--------------------------------------------------------------------------------


Expected Settlement:                                January 30, 2002
Cut-off Date:                                        January 1, 2002
First Distribution Date:                           February 25, 2002
Distribution Date:                         25th of each month or NBD

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

 ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY
      SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY
            THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                               January 31, 2002

--------------------------------------------------------------------------------
                 Final Structural and Collateral Term Sheet
--------------------------------------------------------------------------------
             $440,608,892 (approximate) of Senior Certificates
                  ABN AMRO Mortgage Corporation, Depositor
       Multi-Class Mortgage Pass-Through Certificates, Series 2002-1
--------------------------------------------------------------------------------
                       Features of the Transaction
--------------------------------------------------------------------------------

o   Offering consists of 3 tracks of senior securities totaling
    $440,608,892 expected to be rated AAA by two of the three: S&P, Fitch, or Moody's. The 3 tracks of seniors are expected to be approximately:
    $50,539,188 of 6% coupons
    $357,650,100 of 6.5% coupons
    $32,419,604 of 8.5% coupons.
o The overall expected amount of credit support for the senior certificates is 3.67% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of conventional fixed rate 30 or 25 year or mortgage loans secured by first liens on one to four family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o   The amount of senior certificates is approximate and may vary by up to 5%.

--------------------------------------------------------------------------------
                           Time Table
--------------------------------------------------------------------------------
Expected Settlement:                            January 30, 2002
Cut-off Date:                                    January 1, 2002
First Distribution Date:                       February 25, 2002
Distribution Date:                     25th of each month or NBD

--------------------------------------------------------------------------------
                             Key Terms
--------------------------------------------------------------------------------

Issuer:                     ABN AMRO Mortgage Corporation
Underwriter:                Goldman, Sachs & Co.
Seller/Servicer:            ABN AMRO Mortgage Group, Inc.
Trustee:                    JPMorgan Chase Bank
Type of Issuance:           Public
Servicer Advancing:         Yes, subject to recoverability
Compensating Interest:      Yes, to the extent of the lesser of 1/12th of
                            0.125% of the Pool Scheduled Principal Balance
                            for such Distribution Date.
Legal Investment:           The senior certificates are SMMEA eligible at
                            settlement
Interest Accrual:           Prior calendar month except floaters which accrue
                            25th to the 25th
Clean Up Call:              10% of the Cut-off Date principal balance of the
                            Loans
ERISA Eligible:             Underwriter's exemption may apply to senior
                            certificates, however prospective purchasers
                            should consult their own counsel
Tax Treatment:              Double REMIC; senior certificates are regular
                            interests
Structure:                  Senior/Subordinate; shifting interest with a five
                            year prepayment lockout to junior certificates.
                            The junior certificates will be subordinated off
                            of the 6.5% track.
Expected Subordination:     3.67%
Expected Rating Agencies:   Fitch, Inc. ("Fitch") and Standard & Poor's ("S&P")
Minimum Denomination:       Senior certificates - $25,000
Delivery:                   Senior certificates - DTC


---------------------------------------------------------------------------------------------------------------------------------
                   Final Mortgage Pool Data (approximate)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        6.0% track           6.5% track            8.5% track
---------------------------------------------------------------------------------------------------------------------------------
Total Outstanding Principal Balance:                                    $50,539,189.50       $371,277,570.66       $32,419,604.16
---------------------------------------------------------------------------------------------------------------------------------
1/ Number of Mortgage Loans:                                                       254                  1020                  564
---------------------------------------------------------------------------------------------------------------------------------
Average Original Principal Balance of the Mortgage Loans (000's):                 $425                  $431                 $430
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Annual Mortgage Interest Rate:                                  6.42%                 6.87%                7.12%
---------------------------------------------------------------------------------------------------------------------------------
Expected Servicing Fees (including Master Servicing Fee):                        0.25%                 0.25%                0.25%
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Maturity:                                                         360                   360                  359
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Seasoning:                                                          0                     0                    1
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Loan-To-Value Ratio:                                     73%                   71%                  70%
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied:                                                                    94%                   96%                  96%
---------------------------------------------------------------------------------------------------------------------------------
Originated Under the Full/Alt  Documentation Program:                             100%                  100%                 100%
---------------------------------------------------------------------------------------------------------------------------------
Weighted Average FICO Score                                                        745                   737                  733
---------------------------------------------------------------------------------------------------------------------------------
California                                                                        <45%                  <50%                 <58%
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                                                             94%                   94%                  94%
---------------------------------------------------------------------------------------------------------------------------------



----------------------
1/ This number represents the number of 30 and 25 year mortgage loans contributing cash flows to the respective track.
The total number of 30 year and 25 year mortgage loans is 1056.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without
Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
